Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington Troika Dialog Russia Fund generated a total return of 101.1%* for the six-month period ended June 30, 1999. This compares with a total return of 34.59% for the average emerging markets fund monitored by Lipper, Inc. and a gain of 113.2% for the unmanaged Russian Trading System Index (the "Index"). The Fund maintains a fixed income position to provide more liquidity and stability in contrast to the Index which has no fixed income component.

Portfolio Review

   In our last report to you, we commented on the political and economic crisis taking place in Russia in the second half of 1998. The collapse of the ruble sent shock waves across Russia and, indeed, the world. As Russia's third prime minister of 1998 began to form his government, we closely monitored events within Russia and related events outside of Russia in order to best position the Fund's portfolio in such a turbulent environment. During this process, we observed a pronounced disparity between the Communist-influenced rhetoric of the new government and its policies and actions. Instead of nationalizing industries, the government continued the process of privatization. Rather than flooding the economy with new rubles, the government tightly controlled the emission of money. In fact, the policies of this new government seemed, increasingly, to be a continuation of the policies of the former government. As the political crises subsided and our confidence in the government's commitment to more moderate economic policies grew, we noted more and more signs of stability in the economy and in the equity markets. Seeing a limit to the downside in Russia, we made a strategic decision in December of 1998 to allocate more of the Fund's assets to equities and less to cash. Within equities, we continued to emphasize the larger, more liquid names and those names best able to capitalize on the economic environment. Oil companies, with hard currency revenues and ruble costs, are a good example of the type of stocks that we have emphasized.

   This investment strategy produced very strong returns in the first half of 1999, as noted above. During this time, three notable and interrelated trends have supported our investment strategy and have contributed to an improving environment in Russia. These are: 1) a recovery in the world price of oil; 2) growing political stability; and 3) economic stabilization. Oil is Russia's number one export. The recovery in the world price of oil has had a very positive impact on Russian oil companies and, because of its large weighting in oil stocks, on the Fund. In another positive development for the oil industry, the Russian government, in February, passed the long awaited Production Sharing Agreement (PSA) legislation, which will facilitate the investment of tens of billions of dollars of foreign capital into the Russian oil industry. The passage of the PSA legislation was made possible, in part, by a stabilizing political environment. By forming a "coalition" government, which included Communist-supported appointments, former Prime Minister Primakov was able to bring more stability and consistency to the political and economic environment, which is in stark contrast to the widespread social unrest that was expected immediately following the crisis in the Fall of 1998. Political stability has, in turn, helped to produce a better economic environment. Thanks in part to the restraint of the government, the economy now appears to have bottomed out in the first half of 1999 and is beginning to turn upward. Tight monetary policy has kept inflation under control and has helped to stabilize the ruble. Domestic industrial production, enjoying the benefits of import substitution brought on by the devaluation of the ruble, experienced month-on-month and year-on-year increases in the first half of 1999. Import substitution, along with stronger oil prices, have improved Russia's external trade balance, which, in turn has contributed to stabilization in the country's foreign reserve holdings.

   Import substitution has benefited a number of the Fund's holdings, including our consumer-oriented companies such as Sun Interbrew, Ltd. just as the rise in the price of oil has benefited the Fund's oil holdings. But the overall improvement in the economic environment benefited virtually all of the stocks in the Fund's portfolio, which were severely undervalued following last year's crisis.

Market Outlook

   The outlook for Russia continues to depend very heavily on politics. Although the political situation continues to be relatively stable, even after a failed impeachment attempt against President Yeltsin and yet another change in government, this relative calm may only be a prelude to a storm. Parliamentary elections are scheduled for December of 1999; the presidential election will take place in June of 2000. So we can expect plenty of political maneuvering leading up to these elections. But we can also expect some favorable changes. The support base for the Communists continues to age and there is growing fragmentation within the party. The disparate reform interests (with the exception of Yavlinsky) appear to be trying to unite as they realize how much is at stake in these elections. On the economic front, the government continues its moderate policies and has been able to enact a number of pieces of legislation which will further improve the economic environment and which are crucial to obtaining additional financing from the International Monetary Fund and the World Bank. The economic environment is expected to continue to improve which will bode well for the equity markets. So, we continue to be optimistic about the long-term outlook for Russia. Nevertheless, there are still considerable risks in the market, which can lead to the type of turmoil we saw in 1998. These risks include devaluation, expropriation, corruption, political and economic uncertainties, and liquidity, among others.

   Given our overall long-term positive outlook for Russia within a framework of ongoing risk, we continue to place a great emphasis on liquidity while maintaining our higher level of equity exposure. We are well positioned to benefit from higher oil prices, but have also gained meaningful exposure to those sectors such as telecommunications, utilities, and consumer products, which provide exceptional value and should benefit from continuing economic improvement.

Year 2000--Investment Decisions

   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value in one or more of the Fund's portfolio holdings will have a similar impact of the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ TIMOTHY MCCARTHY       /s/ RICHARD M. HISEY          /s/ ROBERT M. DEMICHELE

Timothy D. McCarthy        Richard M. Hisey, C.F.A.      Robert M. DeMichele
Portfolio Manager          Portfolio Manager             President
August, 1999               August, 1999                  August, 1999

* (14.36%) and (18.26%) are the one year and since commencement (07/03/96) average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. The Fund involves speculative investments, special risks, such as political, economic, and legal uncertainties, currency fluctuations, portfolio settlement, and custody risks, and risks of loss arising out of Russia's system of share registration. Share prices are subject to a redemption fee of 2% of the redemption proceeds. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)

                           [PIE CHART APPEARS HERE]

ASSET ALLOCATION
Common & Preferred Stocks.............76%
Governmental Obligations.............. 3%
Cash & Cash Equivalents...............21%

                           [PIE CHART APPEARS HERE]

TOP SECTOR HOLDINGS
Oil & Gas Companies...................29%
Telecommunications....................19%
Utilities.............................18%
Brewers................................4%
Metals and Mining......................3%
Auto Trucks & Parts ...................1%


                      Top Ten Holdings (64% of Portfolio)

   1. Surgutneftegaz - Oil & Gas Holding
      Companies
   2. Lukoil Holdings of Russia - Oil & Gas
      Holding Companies
   3. Mosenergo - Utilities
   4. Unified Energy Systems - Utilities
   5. Rostelecom - Telecommunications
   6. Vimpel-Communications - Telecommunications
   7. Sun Interbrew, Ltd. - Brewers
   8. Norilsk Nickel - Metals and Mining
   9. Sibneft - Oil & Gas Holding Companies
  10. Samarasvyazinform - Telecommunications

Lexington Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

  Number of                                                             Value
   Shares                           Security                          (Note 1)
--------------------------------------------------------------------------------

             COMMON & PREFERRED STOCKS: 76.4%
             Aerospace & Defense: 0.0%
  32,500,000 Aviastar/1/,/2/ .....................................   $    17,225
                                                                     -----------

             Airlines: 0.6%
   2,702,700 Aeroflot/2/ .........................................       345,946
                                                                     -----------

             Auto Parts: 0.0%
       2,500 Bor Glass/1/,/2/ ....................................         6,850
                                                                     -----------

             Auto Trucks & Parts: 1.1%
      16,000 Gorkovsky Auto Plant/1/,/2/ .........................       588,000
                                                                     -----------

             Brewers: 4.0%
         200 Baltika Brewery/1/,/2/ ..............................        44,464
     384,700 Sun Interbrew, Ltd. "A" (GDR)/2/ ....................       865,575
     250,700 Sun Interbrew, Ltd. "B" (GDR)/2/ ....................     1,189,296
                                                                     -----------
                                                                       2,099,335
                                                                     -----------
             Building Materials: 0.0%
      38,000 Alfa Cement/1/,/2/  .................................         8,486
                                                                     -----------

             Foods: 0.0%
      23,800 Samson/1/ ...........................................         2,239
                                                                     -----------

             Machinery: 0.1%
     850,000 Krasny Kotelschik/1/,/2/ ............................        26,290
      50,000 Zvezda/1/,/2/ .......................................        17,278
                                                                     -----------
                                                                          43,568
                                                                     -----------
             Medical Equipment: 0.0%
      21,900 Medpolimer/1/,/2/ ...................................         6,457
                                                                     -----------

             Merchandising: 0.3%
       7,000 Gostiny Dvor/1/,/2/ .................................         6,062
     205,000 Trade House GUM/1/,/2/ ..............................       157,850
                                                                     -----------
                                                                         163,912
                                                                     -----------
             Metals: 0.3%
       4,700 Salikamsk Magnesium/1/,/2/ ..........................       136,291
                                                                     -----------

             Metals & Mining: 2.9%
             Common Stock
     417,792 Norilsk Nickel/2/ ...................................     1,316,045
                                                                     -----------

  Number of                                                             Value
   Shares                           Security                          (Note 1)
--------------------------------------------------------------------------------

             Metals & Mining (continued):
             Preferred Stock
      89,000 Norilsk Nickel/1/,/2/ ...............................   $   204,700
                                                                     -----------
             Total Metals & Mining................................     1,520,745
                                                                     -----------

             Natural Gas: 0.7%
             Common Stock
      35,000  Gazprom (ADR).......................................       385,000
                                                                     -----------

             Preferred Stock
       1,800 Transneft/1/,/2/ ....................................         2,216
                                                                     -----------
             Total Natural Gas....................................       387,216
                                                                     -----------

             Oil & Gas Holding Companies: 28.4%
             Common Stock
     125,000 AO Tatneft (ADR).....................................       468,750
     307,000 Lukoil Holdings of Russia/2/ ........................     3,054,650
      65,000 Lukoil Holdings of Russia (ADR)......................     2,567,500
   3,525,000 Sibneft/2/ ..........................................     1,163,250
   4,235,000 Slavneft/1/,/2/ .....................................        29,772
       3,374 Surgutneftegaz/1/,/2/ ...............................       440,307
     775,000 Surgutneftegaz (ADR).................................     6,103,125
                                                                     -----------
                                                                      13,827,354
                                                                     -----------
             Preferred Stock
      75,000 Lukoil Holdings of Russia (ADR)......................       534,375
     130,000 Lukoil Holdings of Russia/2/ ........................       470,600
      30,000 Surgutneftegaz (ADR)/2/ .............................       141,000
                                                                     -----------
                                                                       1,145,975
                                                                     -----------
             Total Oil & Gas Holding Companies....................    14,973,329
                                                                     -----------

             Oil & Gas Producing Companies: 0.5%
             Common Stock
   1,500,000 Surgutneftegaz/2/ ...................................       238,500
                                                                     -----------

             Preferred Stock
       4,000 Samaraneftegaz/1/,/2/ ...............................           387
       4,000 Udmurtneftegaz/1/,/2/ ...............................         8,895
                                                                     -----------
                                                                           9,282
                                                                     -----------
             Total Oil & Gas Producing Companies..................       247,782
                                                                     -----------


Lexington Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited) (continued)


  Number of                                                            Value
   Shares                          Security                          (Note 1)
-------------------------------------------------------------------------------

             COMMON & PREFERRED STOCKS (continued):
             Oil Drilling & Services: 0.4%
     107,777 Komitek Oil Company/1/,/2/ .........................   $   199,387
                                                                    -----------

             Steel & Iron: 0.1%
   1,002,000 Chelyabinsky Trubny Zavod/1/,/2/ ...................         9,148
   4,450,000 Taganrogaky Metallurgical/1/,/2/ ...................        22,250
                                                                    -----------
                                                                         31,398
                                                                    -----------
             Telecommunications: 18.9%
             Common Stock
   6,231,400 Bashinformsvyaz/1/,/2/ .............................       436,198
      24,610 Chelyabinskvyazinform/1/,/2/ .......................       492,200
     270,000 Irkutskelectrosvyaz/2/ .............................        81,000
      46,000 Krasnoyarskelectrosvyaz/1/,/2/ .....................        85,100
      41,200 Kubanelectrosvyaz/1/,/2/ ...........................       416,120
       9,500 Lensvyaz/1/,/2/ ....................................        57,285
      34,400 Moscow Intercity International Telephone/1/,/2/ ....       116,960
     631,000 Nizhnovsvyazinform/1/,/2/ ..........................       567,900
      20,383 Novosbirskaya Telephone/1/,/2/ .....................       132,489
      20,000 Novosbirskelectrosvyaz/1/,/2/ ......................        17,000
   1,240,000 Rostelecom/2/ ......................................     1,946,800
     140,000 Rostelecom (ADR)/2/ ................................     1,347,500
     173,125 Rostov Region Electrosvyaz/1/,/2/ ..................       129,844
      26,000 Samarasvyazinform/1/,/2/ ...........................       780,000
     500,000 St. Petersburg
              Telecommunications/1/,/2/ .........................       260,000
     234,500 Tyumentelecom/2/ ...................................       257,950
  10,000,000 Uralsvyazinform/2/ .................................       125,000
      42,500 Uralsvyazinform (ADR)/1/,/2/ .......................       110,449
       5,000 Uraltelecom/1/,/2/ .................................        22,500
           2 Vimpel-Communications/1/,/2/ .......................            61
      89,864 Vimpel-Communications (ADR)/2/ .....................     2,072,488
                                                                    -----------
                                                                      9,454,844
                                                                    -----------
             Preferred Stock
       2,890 Moscow Telephone Systems/1/,/2/ ....................       144,500
     427,000 Nizhnovsvyazinform/1/,/2/ ..........................       149,450
     197,200 Rostelecom/2/ ......................................        97,811
       9,300 Samarasvyazinform/1/,/2/ ...........................        72,540

 Number of Shares
        or                                                             Value
 Principal Amount                     Security                       (Note 1)
-------------------------------------------------------------------------------

                  Telecommunications (continued):
                  Preferred Stock (continued):
       100,000    Smolensksvyazinform/1/,/2/ ....................   $     4,849
       110,000    St. Petersburg
                   Telecommunications/1/,/2/ ....................        12,100
       279,099    Tyumentelecom/1/,/2/ ..........................        41,588
                                                                    -----------
                                                                        522,838
                                                                    -----------
                  Total Telecommunications.......................     9,977,682
                                                                    -----------

                  Utilities: 18.1%
                  Common Stock
       500,000    Irkutskenergo/2/ ..............................        50,000
     5,500,000    Komienergo/1/,/2/ .............................           478
    88,000,000    Mosenergo/2/ ..................................     3,933,600
       230,000    Mosenergo (ADR)................................     1,006,250
     1,335,000    Sverdlovskenergo/1/,/2/ .......................        82,770
    36,300,000    Unified Energy Systems/2/ .....................     3,161,730
       145,000    Unified Energy Systems (GDR)/2/ ...............     1,341,250
                                                                    -----------
                                                                      9,576,078
                                                                    -----------
                  Preferred Stock
       450,000    Chelyabenergo/1/,/2/ ..........................           432
        24,600    Permenergo/1/,/2/ .............................         1,201
                                                                    -----------
                                                                          1,633
                                                                    -----------
                  Total Utilities................................     9,577,711
                                                                    -----------
                  TOTAL COMMON & PREFERRED STOCKS
                   (cost $75,782,388)............................    40,333,559
                                                                    -----------
                  RUSSIAN GOVERNMENT OBLIGATIONS: 2.7%
    13,997,000*   OFZ (Federal Loan Bond),
                   0.00%, due 12/15/01/1/ .......................   $   101,482
     4,672,000*   OFZ (Federal Loan Bond),
                   30.00%, due 01/21/04/1/ ......................        33,873
     4,090,000*   OFZ (Federal Loan Bond),
                   30.00%, due 01/22/03/1/ ......................        29,654
     9,213,000*   OFZ (Federal Loan Bond),
                   30.00%, due 02/05/03/1/ ......................        66,797
     1,086,720*   OFZ (Federal Loan Bond),
                   30.00%, due 02/06/02/1/ ......................         7,879
     6,080,000*   OFZ (Federal Loan Bond), 30.00%, due
                   05/21/03/1/ ..................................        44,082

Lexington Troika Dialog Russia Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited) (continued)

  Principal                                                            Value
    Amount                          Security                         (Note 1)
-------------------------------------------------------------------------------

              GOVERNMENT OBLIGATIONS (continued):
   4,090,000* OFZ (Federal Loan Bond), 30.00%, due 05/22/02/1/ ..   $    29,654
   4,990,000* OFZ (Federal Loan Bond), 30.00%, due 06/04/03/1/ ..        36,179
   4,090,000* OFZ (Federal Loan Bond), 30.00%, due 06/05/02/1/ ..        29,654
   6,130,000* OFZ (Federal Loan Bond), 30.00%, due 09/17/03/1/ ..        44,444
   4,090,000* OFZ (Federal Loan Bond), 30.00%, due 09/18/02/1/ ..        29,654
   6,020,000* OFZ (Federal Loan Bond), 30.00%, due 10/08/03/1/ ..        43,647
   4,090,000* OFZ (Federal Loan Bond), 30.00%, due 10/09/02/1/ ..        29,654
   4,000,000* Russian Ministry of Finance, 3.0%, due 05/14/ 06...       880,000
                                                                    -----------
              TOTAL GOVERNMENT OBLIGATIONS
               (cost $1,502,830).................................     1,406,653
                                                                    -----------



 The Notes to Financial Statements are an integral part of this statement.

  Principal                                                            Value
    Amount                         Security                          (Note 1)
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENT: 18.9%
             U.S. Government Agency Obligation: 18.9%
 $10,000,000 Federal Home Loan Bank, 4.47%, due 07/01/99
              (cost $10,000,000).................................   $10,000,000
                                                                    -----------
             TOTAL INVESTMENTS: 98.0% (cost $87,285,218+) (Note
              1).................................................    51,740,212
             Other assets in excess of liabilities: 2.0%.........     1,072,530
                                                                    -----------
             TOTAL NET ASSETS: 100.0% (equivalent to $5.31 per
              share on 9,949,996 shares outstanding).............   $52,812,742
                                                                    ===========

--------
*  Principal amount represents local currency.
/1/Illiquid security (Note 8).
/2/Non-income producing security.
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $90,704,275.

Lexington Troika Dialog Russia Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $87,285,218) (Note 1)............... $ 51,740,212
Cash............................................................    2,360,112
Foreign currency (cost $506,860)................................      514,640
Receivable for investment securities sold.......................      652,193
Receivable for shares sold......................................      326,631
Dividends and interest receivable...............................      232,638
Deferred organization expense, net (Note 1).....................       40,817
Other receivables...............................................          261
                                                                 ------------
   Total Assets.................................................   55,867,504
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................       46,585
Payable for investment securities purchased.....................    2,813,867
Payable for shares redeemed.....................................       45,204
Accrued expenses................................................      149,106
                                                                 ------------
   Total Liabilities............................................    3,054,762
                                                                 ------------
Net Assets (equivalent to $5.31 per share on 9,949,996 shares outstanding) (Note 5).......................................... $ 52,812,742
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par
 value per share................................................ $      9,950
Additional paid-in-capital......................................  158,959,246
Undistributed net investment income.............................      765,427
Accumulated net realized loss on investments and foreign
 currency transactions..........................................  (71,386,733)
Unrealized depreciation of investments and foreign currency
 translation of other assets and liabilities....................  (35,535,148)
                                                                 ------------
   Total Net Assets............................................. $ 52,812,742
                                                                 ============

Lexington Troika Dialog Russia Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends...........................................  $   147,354
 Interest............................................    1,094,733
                                                       -----------
                                                         1,242,087
 Less: foreign tax expense...........................       31,333
                                                       -----------
 Total investment income.............................               $  1,210,754
Expenses
 Investment advisory fee (Note 2)                   .      185,986
 Distribution expenses (Note 3)......................       37,197
 Custodian expenses..................................       53,354
 Printing and mailing expenses.......................       41,965
 Transfer agent and shareholder servicing expenses
  (Note 2)...........................................       38,176
 Directors' fees and expenses........................       25,282
 Professional fees...................................       25,075
 Registration fees...................................       18,183
 Amortization of deferred organization costs (Note
  1).................................................       10,692
 Accounting expenses (Note 2)........................       10,524
 Computer processing fees............................        5,546
 Other expenses......................................       17,692
                                                       -----------
 Total expenses......................................      469,672
 Less: Redemption fee proceeds (Note 4)..............       91,530       378,142
                                                       -----------  ------------
 Net investment income...............................                    832,612
Realized and Unrealized Gain
 (Loss) on Investments (Note 6)
Net realized loss on:
 Investments.........................................  (14,492,467)
 Foreign currency transactions.......................   (7,648,082)
                                                       -----------
  Net realized loss..................................                (22,140,549)
Net change in unrealized depreciation of:
 Investments.........................................   43,487,556
 Foreign currency translation of other assets and
  liabilities........................................       23,638
                                                       -----------
  Net change in unrealized depreciation..............                 43,511,194
                                                                    ------------
Net realized and unrealized gain.....................                 21,370,645
                                                                    ------------
Increase in Net Assets Resulting from Operations.....               $ 22,203,257
                                                                    ============

  The Notes to Financial Statements are an integral part of these statements.

Lexington Troika Dialog Russia Fund, Inc.
Statements of Changes in Net Assets

                                              Six months ended
                                               June 30, 1999      Year ended
                                                (unaudited)    December 31, 1998
                                              ---------------- -----------------
Net investment income.......................    $    832,612     $   1,067,794
Net realized loss from investment and
 foreign currency transactions..............     (22,140,549)      (48,841,778)
Net change in unrealized depreciation of
 investments and foreign currency
 translation................................      43,511,194       (55,947,144)
                                                ------------     -------------
  Net increase (decrease) in net assets
   resulting from operations................      22,203,257      (103,721,128)
Distributions to shareholders from net
 investment income..........................         --               (472,886)
Distributions to shareholders from net
 realized gains from security transactions..         --             (1,834,702)
Increase (decrease) in net assets from
 capital share transactions
 (Note 5)...................................      11,462,225       (12,697,306)
                                                ------------     -------------
  Net increase (decrease) in net assets.....      33,665,482      (118,726,022)
Net Assets:
 Beginning of period........................      19,147,260       137,873,282
                                                ------------     -------------
 End of period (including undistributed net
  investment income of $765,427 and
  accumulated net investment loss of
  $67,185, in 1999 and 1998, respectively)..    $ 52,812,742     $  19,147,260
                                                ============     =============

  The Notes to Financial Statements are an integral part of these statements.

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington Troika Dialog Russia Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally, dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight line basis as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at June 30, 1999.

   Financial Futures The Fund may invest in financial futures contracts in order to gain exposure to, or protect against market fluctuation. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contract at the close of each day's trading.

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1.Significant Accounting Policies (continued)
Financial Futures (continued) Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. These investments require inital margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1999, there were no financial futures contracts outstanding.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Deferred Organization Expenses Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years. At June 30, 1999, the amount remaining to be amortized was $40,817.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("TDAM") under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12b-1 fees and operating expenses) to an annual rate of 3.35% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1999.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $21,503 which are incurred by the Fund, but paid by LMC.

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

3.Distribution Plan
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1999 were $37,197 and are set forth in the statement of operations.

4.Redemption Fee

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the six months ended June 30, 1999 were $225,662. The amount available for offset against Fund expenses was $91,530 and is set forth in the statement of operations. Excess fee proceeds of $134,132 were added to the Fund's capital.

5.Capital Stock

Transactions in capital stock were as follows:

                              Six months ended
                                June 30, 1999              Year ended
                                 (unaudited)            December 31, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Shares sold...............  6,135,288  $ 23,924,624   6,682,804  $ 46,991,263
Shares issued on
 reinvestment of
 dividends................     --           --          893,025     2,202,785
Redemption fee proceeds...     --           134,132      --           367,463
                           ----------  ------------  ----------  ------------
                            6,135,288    24,058,756   7,575,829    49,561,511
Shares redeemed........... (3,447,830)  (12,596,531) (8,192,746)  (62,258,817)
                           ----------  ------------  ----------  ------------
Net increase (decrease)...  2,687,458  $ 11,462,225    (616,917) $(12,697,306)
                           ==========  ============  ==========  ============

6.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $12,398,316 and $4,923,045, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,584,808 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $42,119,956.

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

7.Investment and Concentration Risks
The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks which may not be present in domestic investments or in other developed countries, include:

   Market, Concentration, and Liquidity Risks The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

   Settlement and Custody Risks Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the client may be forced to remit securities before payment is received.

   Foreign Currency and Exchange Risk The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

   Political and Economic Risk Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

   Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

7.Investment and Concentration Risks (continued)

Year 2000 Compliance Risk (continued) that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

8.Illiquid Securities
Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

                                   Initial                      Percent
                                 Acquisition            Market  of Net
            Security                Date       Shares    Value  Assets
            --------             ----------- ---------- ------- -------
Alfa Cement.....................   3/25/97       38,000 $ 8,486  0.02%
Aviastar........................   6/25/97   32,500,000  17,225  0.03
Baltika Brewery.................   2/25/98          200  44,464  0.08
Bashinformsvyaz.................    6/9/97    6,231,400 436,198  0.83
Bor Glass.......................    5/8/98        2,500   6,850  0.01
Chelyabenergo (Preferred
 Stock).........................   2/26/97      450,000     432  0.00
Chelyabinskvyazinform...........   12/9/96       24,610 492,200  0.93
Chelyabinsky Trubny Zavod.......   8/25/97    1,002,000   9,148  0.02
Gorkovsky Auto Plant............   4/21/97       16,000 588,000  1.12
Gostinny Dvor...................   10/6/97        7,000   6,062  0.01
Komienergo......................    8/5/97    5,500,000     478  0.00
Komitek.........................    7/9/97      107,777 199,387  0.38
Krasnoyarskelectrosvyaz.........    7/2/97       46,000  85,100  0.16
Krasny Kotelschik...............   9/23/97      850,000  26,290  0.05
Kubanelectrosvyaz...............   5/27/99       41,200 416,120  0.79
Lensvyaz........................   2/14/97        9,500  57,285  0.11
Medpolimer......................    8/6/97       21,900   6,457  0.01
Moscow Intercity International
 Telephone......................   5/27/97       34,400 116,960  0.22
Moscow Telephone Systems
 (Preferred Stock)..............   8/16/97        2,890 144,500  0.27
Nizhnovsvyazinform..............    8/1/96      631,000 567,900  1.08
Nizhnovsvyazinform (Preferred
 Stock).........................  11/20/96      427,000 149,450  0.28
Norilsk Nickel (Preferred
 Stock).........................   5/12/99       89,000 204,700  0.39
Novosbirskaya Telephone.........   7/17/97       20,383 132,489  0.25
Novosbirskelectrosvyaz..........   4/29/97       20,000  17,000  0.03
Permenergo (Preferred Stock)....   8/15/97       24,600   1,201  0.00
Rostov Region Electrosvyaz......   4/20/99      173,125 129,844  0.25
Salikamsk Magnesium.............   9/30/97        4,700 136,291  0.26
Samaraneftegaz (Preferred
 Stock).........................   7/31/97        4,000     387  0.00
Samarasvyazinform...............  11/20/96       26,000 780,000  1.48
Samarasvyazinform (Preferred
 Stock).........................    1/9/97        9,300  72,540  0.14

Lexington Troika Dialog Russia Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

8.Illiquid Securities (continued)

                                                    Shares
                                        Initial   or Foreign            Percent
                                      Acquisition Principal    Market   of Net
              Security                   Date       Amount     Value    Assets
              --------                ----------- ---------- ---------- -------
Samson..............................     7/9/97       23,800 $    2,239   0.00%
Slavneft............................     5/6/97    4,235,000     29,772   0.06
Smolensksvyazinform (Preferred
 Stock).............................     8/6/97      100,000      4,849   0.01
St. Petersburg Telecommunications...    6/18/96      500,000    260,000   0.49
St. Petersburg Telecommunications
 (Preferred Stock)..................    12/5/96      110,000     12,100   0.02
Surgutneftegaz......................    5/27/99        3,374    440,307   0.83
Sverdloskenergo.....................    6/18/96    1,335,000     82,770   0.16
Taganrogaky Metallurgical Plant.....    4/24/97    4,450,000     22,250   0.04
Trade House GUM.....................    7/31/97      205,000    157,850   0.30
Transneft (Preferred Stock).........    7/27/97        1,800      2,216   0.00
Tyumentelecom (Preferred Stock).....     2/6/97      279,099     41,588   0.08
Udmurtneftegaz (Preferred Stock)....    1/20/97        4,000      8,895   0.02
Uraltelecom.........................    6/17/99        5,000     22,500   0.04
Uraslvyazinform (ADR)...............    6/23/99       42,500    110,449   0.21
Vimpel-Communications...............    4/27/99            2         61   0.00
Zvezda..............................    8/21/97       50,000     17,278   0.03
OFZ (Federal Loan Bond), 0.00%, due
 12/15/01...........................    3/22/99   13,997,000    101,482   0.19
OFZ (Federal Loan Bond), 30.00%, due
 1/21/04............................    3/22/99    4,672,000     33,873   0.06
OFZ (Federal Loan Bond), 30.00%, due
 1/22/03............................    3/22/99    4,090,000     29,654   0.06
OFZ (Federal Loan Bond), 30.00%, due
 2/5/03.............................    3/22/99    9,213,000     66,797   0.13
OFZ (Federal Loan Bond), 30.00%, due
 2/6/02.............................    3/22/99    1,086,720      7,879   0.01
OFZ (Federal Loan Bond), 30.00%, due
 5/21/03............................    3/22/99    6,080,000     44,082   0.08
OFZ (Federal Loan Bond), 30.00%, due
 5/22/02............................    3/22/99    4,090,000     29,654   0.06
OFZ (Federal Loan Bond), 30.00%, due
 6/4/03.............................    3/22/99    4,990,000     36,179   0.07
OFZ (Federal Loan Bond), 30.00%, due
 6/5/02.............................    3/22/99    4,090,000     29,654   0.06
OFZ (Federal Loan Bond), 30.00%, due
 9/17/03............................    3/22/99    6,130,000     44,444   0.08
OFZ (Federal Loan Bond), 30.00%, due
 9/18/02............................    3/22/99    4,090,000     29,654   0.06
OFZ (Federal Loan Bond), 30.00%, due
 10/8/03............................    3/22/99    6,020,000     43,647   0.08
OFZ (Federal Loan Bond), 30.00%, due
 10/9/02............................    3/22/99    4,090,000     29,654   0.06
                                                             ----------  -----
                                                             $6,595,221  12.49%
                                                             ==========  =====

Lexington Troika Dialog Russia Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                                          July 3, 1996
                                                                         (effective SEC
                          Six months ended Year ended December 31,    registration date) to
                           June 30, 1999   -------------------------      December 31,-
                            (unauditied)       1998         1997             1996**
                          ---------------- ------------  -----------  ---------------------
Net asset value,
 beginning of period....        $2.64            $17.50       $11.24          $12.12

                               ------            ------       ------          ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)................         0.09              0.15        (0.01)          (0.05)
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........         2.58            (14.70)        7.57           (0.51)

                               ------            ------       ------          ------
Total income (loss) from
 investment operations..         2.67            (14.55)        7.56           (0.56)

                               ------            ------       ------          ------
Less distributions:
 Distributions from net
  investment income.....         --               (0.07)        --              --
 Distributions from net
  realized gains........         --               (0.24)       (1.30)          (0.32)

                               ------            ------       ------          ------
Total distributions.....         --               (0.31)       (1.30)          (0.32)

                               ------            ------       ------          ------
Net asset value, end of
 period.................        $5.31             $2.64       $17.50          $11.24

                               ======            ======       ======          ======
Total return............      309.27%*         (82.99)%       67.50%         (9.01%)*
Ratio to average net as-
 sets:
 Expenses, before
  reimbursement or
  redemption fee
  proceeds..............        3.16%*            2.64%        2.89%           5.07%*
 Expenses, net of
  reimbursement or
  redemption fee
  proceeds..............        2.54%*            1.84%        1.85%           2.65%*
 Net investment income
  (loss), before
  reimbursement or
  redemption fee
  procceds..............        4.98%*            0.57%      (1.14)%         (3.69)%*
 Net investment income
  (loss)................        5.60%*            1.36%      (0.11)%         (1.27)%*
Portfolio turnover
 rate...................       43.72%*           65.76%       66.84%         115.55%*
Net assets, end of
 period (000's
 omitted)...............      $52,813           $19,147     $137,873         $13,846

-------
* Annualized.
**The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights table.

Lexington
Troika Dialog Russia Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
---------------------------------------
TROIKA DIALOG ASSET MANAGEMENT
4 Romanov Pereulok
Moscow, 103009 Russia

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
-------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Troika Dialog Russia
Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX288-SAR6/99

                                             LEXINGTON
                                           TROIKA DIALOG
                                               RUSSIA
                                             FUND, INC.
                             ------------------------------------------
                                 Seeks long-term capital appreciation
                                  through investments primarily in
                             the equity securities of Russian Companies.
                             -------------------------------------------

                                         Semi-Annual Report
                                            June 30, 1999

                                        The Lexington Group
                                             of No-Load
                                       Investment Companies

                                  [LOGO OF LEXINGTON APPEARS HERE]